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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934



           Date of Report (date of earliest event reported) - April 8, 1998




                               TEXAS UTILITIES COMPANY

                (Exact name of registrant as specified in its charter)


                    TEXAS                    1-12833          75-2669310
          (State or other jurisdiction     (Commission      (I.R.S. Employer
               of incorporation)           File Number)     Identification No.)



               Energy Plaza, 1601 Bryan Street, Dallas, Texas    75201-3411
               (Address of principal executive offices)          (Zip Code)


         Registrant's telephone number, including Area Code - (214) 812-4600


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          ITEM 5.  OTHER EVENTS

                    Information contained in the two news releases of Texas Utilities Company (the "Company") dated April 8, 1998, each relating to the extension of the proposed cash offer by a subsidiary of the Company for all outstanding Ordinary Shares, including Ordinary Shares evidenced by American Depositary Shares, of The Energy Group PLC, is incorporated herein by reference.


          ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits

               99(a) Text of US press release of Texas Utilities dated April 8, 1998.

               99(b) Text of UK press release of Texas Utilities dated April 8, 1998.




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                                      SIGNATURE


                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        TEXAS UTILITIES COMPANY


                                        By:   /s/ Robert S. Shapard
                                            ----------------------------
                                            Name:  Robert S. Shapard
                                            Title: Treasurer and
                                                     Assistant Secretary


          Dated:  April 8, 1998





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                                EXHIBIT INDEX


              Exhibit      Description
              -------      -----------

               99(a) Text of US press release of Texas Utilities dated April 8, 1998.

               99(b) Text of UK press release of Texas Utilities dated April 8, 1998.